                                                                EXHIBIT 26(e)(1)

APPLICATION PART 1

INDIVIDUAL LIFE INSURANCE

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company
Life New Business . 400 Robert Street North . St. Paul, Minnesota 55101-2098                        [SECURIAN LOGO]

A. PROPOSED INSURED INFORMATION

If the insured is 17 or younger, also submit the Proposed Insured Juvenile
Information for Ages 0-17 form.

Proposed insured name (last, first, middle)

Social Security number      Date of birth (month, day, year)   Gender
                                                               [ ] Male   [ ] Female

Primary telephone number                              Birthplace (state or, if outside the US, country)
                               [ ] Landline   [ ] Cell

Street address (no P.O. Box)                                                       Apartment or unit number

City                                                    State                      Zip code

E-mail address                                          Occupation                                   Years in occupation

Earned income           Unearned income                 Total net worth            Liquid net worth

Driver's license number                                 Issue state                Expiration date

[ ] Exercise the Exchange of Insureds Agreement on policy number___________ for (name of previous insured)______________________.



B. OWNER (APPLICANT) INFORMATION

Only complete this section if the owner is different than the insured. If multiple owners, all must sign as owner on the Application Part 3 and submit the Authorization and Release for Joint Communication Involving Multiple Owners form.

Owner name (last, first, middle)                                     Relationship to proposed insured

Owner is:

[ ] Individual(s)

[ ] Trust (submit Certification of Trustee Authority form)

[ ] Corporation (submit Corporate/Non-Profit Resolution form) If the owner is the employer of the proposed insured, please also submit the Employer
    Notification Regarding the Potential Taxation of Death Benefit forms.

[ ] Partnership (submit Partnership/LLC Resolution form) If the owner is the employer of the proposed insured, please also submit the Employer Notification
    Regarding the Potential Taxation of Death Benefit forms.

Social Security or tax ID number                             Gender                    Date of birth or trust date
                                                             [ ] Male  [ ] Female

Street address (no P.O. box)                                                           Apartment or unit number

City                                                                 State             Zip code

Primary telephone number                                Email address

                               [ ] Landline   [ ] Cell


ICC16-59410                                                               1 of 8

C. SPECIAL MAILING ADDRESSES

Complete this section for any requests to mail items anywhere other than the home address listed in Section A or B. If this section is not filled out, everything will be mailed to the address listed in Section A or B. (If there is more than one special address needed, please note in Section O (Additional Remarks).

[ ] Third party notification - The address listed below will receive notice of overdue premium or pending lapse.

[ ] Billing address - All premium notices will be sent to the address below.

[ ] Special mailing address - The address listed below will receive all correspondence for this policy. If a billing address is requested, the special mailing address will not receive a copy of the premium notice.

       >

Name (last, first, middle)

Address

City                                                    State          Zip code

D. PRODUCT

PRODUCT 1

Product applied for                                Amount of insurance (face amount)

Annual planned premium                             Custom pay whole life (indicate number of years)
(not applicable to term or whole life products)


Pay to age (for whole life products only, defaults to age 121 if not specified)

Death benefit qualification test (for universal life products only, defaults to
GPT if none selected)
[ ] Guideline Premium Test (GPT)   [ ] Cash Value Accumulation Test (CVAT)

Death benefit option (for universal life products only, defaults to level if none selected)
[ ] Level    [ ] Increasing    [ ] Sum of Premiums

Dividend option (for whole life products only, defaults to paid-up additions if none selected) IRS form W-9 is required for accumulation at interest

PRODUCT 2

Product applied for                                Amount of insurance (face amount)

Annual planned premium                             Custom pay whole life (indicate number of years)
(not applicable to term or whole life products)

Pay to age (for whole life products only, defaults to age 121 if not specified)

Death benefit qualification test (for universal life products only, defaults to
GPT if none selected)
[ ] Guideline Premium Test (GPT)   [ ] Cash Value Accumulation Test (CVAT)

Death benefit option (for universal life products only, defaults to level if none selected)
[ ] Level     [ ] Increasing       [ ] Sum of Premiums

Dividend option (for whole life products only, defaults to paid-up additions if none selected) IRS form W-9 is required for accumulation at interest

ICC16-59410                                                               2 of 8

E. ADDITIONAL BENEFITS AND AGREEMENTS

SELECT ONLY THOSE AGREEMENTS AVAILABLE ON THE PRODUCT(S) APPLIED FOR.

PRODUCT
 1     2
[ ]   [ ]   Accelerated Death Benefit/Accelerated Death Benefit for Terminal Illness Agreement
            (For whole life and term, submit Outline of Coverage Accelerated Benefit Agreement)
            (For universal life, submit Outline of Coverage Accelerated Death Benefit for Terminal Illness
            Agreement)
[ ]   [ ]   Accelerated Death Benefit for Chronic Illness Agreement (Submit Outline of Coverage Accelerated
            Death)
            Benefits for Chronic Illness Agreement and Chronic Illness Supplemental Application)
[ ]   [ ]   Accidental Death Benefit Agreement $___________________(Coverage Amount)
[ ]   [ ]   Additional Insurance Agreement $____________________(Coverage Amount)
[ ]   [ ]   Benefit Distribution Agreement (Submit Benefit Distribution Agreement Supplemental Application)
[ ]   [ ]   Business Continuation Agreement (Submit Business Continuation Agreement Covered Individuals)
[ ]   [ ]   Business Value Enhancement Agreement
[ ]   [ ]   Children's Term or Family Term - Child Agreement (Submit Family/Children's Term Application)
[ ]   [ ]   Chronic Illness Conversion Agreement (Submit Chronic Illness Supplemental Application)
[ ]   [ ]   Death Benefit Guarantee Flex Agreement
[ ]   [ ]   Early Values Agreement
[ ]   [ ]   Estate Preservation Agreement
[ ]   [ ]   Estate Preservation Choice Agreement ___________________________(Designated Life Name)
[ ]   [ ]   Exchange of Insureds Agreement
[ ]   [ ]   Extended Conversion Agreement
[ ]   [ ]   First to Die Agreement $____________________(Coverage Amount)
[ ]   [ ]   Flexible Term Agreement
            [ ] 10-year Flexible Term Agreement $____________________ (Coverage Amount)
            [ ] 20-year Flexible Term Agreement $____________________ (Coverage Amount)
[ ]   [ ]   Guaranteed Income Agreement
[ ]   [ ]   Guaranteed Insurability Option Agreement $____________________ (Coverage Amount)
[ ]   [ ]   Guaranteed Insurability Option for Business Agreement    $____________________ (Coverage Amount)
[ ]   [ ]   Income Protection Agreement (Submit Income Protection Agreement Supplemental Application)
[ ]   [ ]   Inflation Agreement
[ ]   [ ]   Interest Accumulation Agreement ________________% (Increase Factor Percentage)
[ ]   [ ]   Level Term Insurance Agreement $____________________ (Coverage Amount)
[ ]   [ ]   Overloan Protection Agreement
[ ]   [ ]   Performance Death Benefit Guarantee Agreement
[ ]   [ ]   Premium Deposit Account Agreement (Submit IRS Form W-9)
[ ]   [ ]   Single Life Term Agreement______________________________(Designated Life Name)
            $___________________ (Coverage Amount)
[ ]   [ ]   Single Premium Paid-Up Additional Insurance Agreement $________________(Premium Amount)
[ ]   [ ]   Surrender Value Enhancement Agreement
[ ]   [ ]   Term Insurance Agreement $___________________ (Coverage Amount)
[ ]   [ ]   Waiver of Charges Agreement
[ ]   [ ]   Waiver of Premium Agreement
[ ]   [ ]   Other _____________________________________________________________________
[ ]   [ ]   Other _____________________________________________________________________

THE FOLLOWING BENEFITS AND AGREEMENTS WILL BE ADDED IF AVAILABLE FOR YOUR POLICY, UNLESS YOU CHOOSE TO OMIT THEM:

PRODUCT
 1    2
[ ]   [ ]    Omit Automatic Premium Loan Provision
[ ]   [ ]    Omit Indexed Loan Agreement
[ ]   [ ]    Omit Policy Split Agreement

ICC16-59410                                                               3 of 8

F. SPECIAL POLICY DATE

Select one of the following for special dating requests:
[ ] Date to save age
OR
[ ] Specific date (month/day/year):____________________(cannot select 29th, 30th, or 31st of the month)

Are there any other Minnesota Life applications associated with [ ] Yes [ ] No this application?

If yes, provide the names of the associated applicants: ________________________
________________________________________________________________________________

If there are multiple applications, should they all have the     [ ] Yes  [ ] No
same date?

(If yes is checked, this will require all applications to be held until all are underwritten.)

G. IN FORCE, PENDING AND REPLACEMENT

Submit the appropriate replacement forms (may be needed even if no replacement is indicated; not needed if only replacing group coverage except in MI and WA).

Excluding this policy, does the proposed insured have any life   [ ] Yes  [ ] No
insurance or annuities in force or pending? (This includes life insurance sold or assigned, or that is in the process of being sold or assigned.) If yes, provide details in the chart below.

Excluding this policy, has there been, or will there be,         [ ] Yes  [ ] No
replacement of any existing life insurance or annuities as a result of this application? (Replacement includes a lapse, surrender, 1035 Exchange, loan, withdrawal, or other change to any existing life insurance or annuity.) If yes, provide details in the chart below.

Please indicate all life insurance or annuities currently in force, pending or that have been in force within the last 12 months and identify below if any of this coverage will be replaced. Replacement forms may be required.

IN FORCE AND PENDING

                                Year                                                                 Will it be
Full Company Name    Amount    Issued     Product Type       The Policy is              Type          Replaced?
-----------------    ------    ------    -------------    --------------------    ----------------   ----------
                                         [ ] Annuity      [ ] In Force            [ ] Individual       [ ] Yes
                                                          [ ] Pending             [ ] Group
                                         [ ] Life         [ ] Pending w/          [ ] Personal         [ ] No
                                                              money submitted     [ ] Business
                                         [ ] Annuity      [ ] In Force            [ ] Individual       [ ] Yes
                                                          [ ] Pending             [ ] Group
                                         [ ] Life         [ ] Pending w/          [ ] Personal         [ ] No
                                                              money submitted     [ ] Business
                                         [ ] Annuity      [ ] In Force            [ ] Individual       [ ] Yes
                                                          [ ] Pending             [ ] Group
                                         [ ] Life         [ ] Pending w/          [ ] Personal         [ ] No
                                                              money submitted     [ ] Business
                                         [ ] Annuity      [ ] In Force            [ ] Individual       [ ] Yes
                                                          [ ] Pending             [ ] Group
                                         [ ] Life         [ ] Pending w/          [ ] Personal         [ ] No
                                                              money submitted     [ ] Business
                                         [ ] Annuity      [ ] In Force            [ ] Individual       [ ] Yes
                                                          [ ] Pending             [ ] Group
                                         [ ] Life         [ ] Pending w/          [ ] Personal         [ ] No
                                                              money submitted     [ ] Business
                                         [ ] Annuity      [ ] In Force            [ ] Individual       [ ] Yes
                                                          [ ] Pending             [ ] Group
                                         [ ] Life         [ ] Pending w/          [ ] Personal         [ ] No
                                                              money submitted     [ ] Business

ICC16-59410                                                               4 of 8

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H. BENEFICIARY

All designated beneficiaries will be considered primary beneficiaries, sharing equally, unless otherwise indicated. If there is more than one primary or contingent beneficiary, the total for each beneficiary class must equal 100%.

Class:   [ ] Primary_______%   [ ] Contingent_______%
Name (first, middle, last)

Relationship to insured                         Birth/trust date

Address                                         City, state, zip code

Telephone number                                Social Security/tax ID number

Email address

Class:   [ ] Primary_______%   [ ] Contingent_______%
Name (first, middle, last)

Relationship to insured                         Birth/trust date

Address                                         City, state, zip code

Telephone number                                Social Security/tax ID number

Email address

Class:   [ ] Primary_______%   [ ] Contingent_______%
Name (first, middle, last)

Relationship to insured                         Birth/trust date

Address                                         City, state, zip code

Telephone number                                Social Security/tax ID number

Email address

Class:   [ ] Primary_______%   [ ] Contingent_______%
Name (first, middle, last)

Relationship to insured                         Birth/trust date

Address                                         City, state, zip code

Telephone number                                Social Security/tax ID number

Email address

Class:   [ ] Primary_______%   [ ] Contingent_______%
Name (first, middle, last)

Relationship to insured                         Birth/trust date

Address                                         City, state, zip code

Telephone number                                Social Security/tax ID number

Email address

ICC16-59410                                                               5 of 8

I. PREMIUM INFORMATION

PAYMENT METHOD:

[ ] Annual       [ ] Quarterly
[ ] Semi-Annual  [ ] Monthly Electronic Funds Transfer (EFT) Plan
                     Number_________________________________
                     (if new plan, submit EFT Authorization)

[ ] Premium Deposit Account (submit a completed IRS form W-9)

[ ] List Bill Plan Number  _________________________  (if a new plan,  submit
    List Bill Setup form)

SOURCE OF FUNDS

Indicate below how the policy(ies) will be funded. Select all that apply:

    QUALIFIED ASSETS                       NON-QUALIFIED ASSETS                OTHER
    [ ] Non-Governmental 403(b) plan       [ ] Non-qualified annuity           [ ] Earnings
    [ ] Employer sponsored qualified       [ ] Existing insurance              [ ] Gift/Inheritance
        retirement plan (401(k) plan,      [ ] Non-qualified retirement plan   [ ] Home equity
        pension plan)                      [ ] Sale of investments
    [ ] Governmental  or  non-electing     [ ] Savings
        church qualified retirement plan
    [ ] IRA (Including Roth IRA and
        Individual Retirement Annuities)
    [ ] Section 457 plan
    [ ] Governmental or ministers 403(b)
        plan

If you are partially or wholly liquidating taxable funds such as income producing funds, qualified retirement assets (including IRA's), annuities or investments, your signature on this application confirms your understanding that there may be tax consequences to doing so. You should consult your tax advisor.

J. ADDITIONAL PREMIUM

1035 EXCHANGE

$____________________________________________
(If yes, submit 1035 Exchange Agreement form)

UNIVERSAL LIFE ADDITIONAL PREMIUM (EXCLUDING 1035)

$____________________________________________

WHOLE LIFE ADDITIONAL PREMIUM (EXCLUDING 1035)

$____________________________________________  [ ]Billable  [ ] Paid at issue  [ ] Billable and paid at issue

K. MONEY SUBMITTED WITH APPLICATION (NOT AVAILABLE FOR APPLICATIONS TAKEN IN KANSAS)

Make all checks payable to Minnesota Life.

COLLECT MONEY ONLY IF THE LIFE RECEIPT AND TEMPORARY INSURANCE AGREEMENT FORM IS LEFT WITH THE PROPOSED OWNER, AND THE APPLICATION MEETS THE CONDITIONS OF THE LIFE RECEIPT.

MONEY COLLECTED SHOULD BE GREATER THAN OR EQUAL TO THE INITIAL MINIMUM PREMIUM FOR THE POLICY APPLIED FOR.

Has the owner submitted money with this application?           [ ] Yes   [ ] No
If yes, amount: $_______________

Was the Life Receipt and Temporary Insurance Agreement given?  [ ] Yes   [ ] No

ICC16-59410                                                               6 of 8

L. ILLUSTRATION INFORMATION

LIFE INSURANCE ILLUSTRATION (REQUIRED WHEN APPLYING FOR NON-VARIABLE LIFE INSURANCE PRODUCTS EXCLUDING TERM)

A life insurance illustration is a projection intended to demonstrate the impact of premium payments and policy charges on the accumulation value and death benefit under a set of assumptions.

IF A SIGNED ILLUSTRATION IS NOT SUBMITTED WITH THIS APPLICATION, CHECK THE APPROPRIATE BOX INDICATING THE REASON BELOW:

[ ] An illustration was presented to me during the sales process, however, it is not being submitted because the policy I am applying for is different than what was illustrated.

[ ] An illustration was not presented to me during the sales process.

By signing the application and checking a box above, both the representative and owner certify that i) no illustration is submitted with the application for the reason indicated above, ii) that a signed illustration will be obtained at the time the policy is delivered to the owner and iii) that the signed illustration will be returned to Minnesota Life after the policy is delivered.

M. INSURABLE INTEREST, PREMIUM FINANCING AND SUITABILITY

1. Is this policy in accordance with the owner's insurance        [ ] Yes [ ] No
   objectives and anticipated financial needs?

2. Has the representative discussed with the owner: the need      [ ] Yes [ ] No
   for the policy, the ability to continue to pay premiums and whether the policy is suitable for the proposed owner?

3. Will the owner and/or beneficiary, and/or any individual or    [ ] Yes [ ] No
   entity on the owner's behalf, receive any compensation, whether via the form of cash, property, an agreement to pay money in the future or otherwise as an inducement to apply for this policy?

4. Has the representative recommended that the owner use          [ ] Yes [ ] No
   qualified plan or IRA funds to purchase this policy?

   If yes, has the representative recommended to the owner which [ ] Yes [ ] No qualified plan or IRA the premium amounts should come from?

5. Has the representative recommended that the owner modify       [ ] Yes [ ] No
   distribution payments from a pension plan, IRA or other qualified plan?

6. Has the owner been involved in any discussion about the        [ ] Yes [ ] No
   possible sale or assignment of this policy or a beneficial interest in a trust, LLC, or other entity created on the owner's behalf? If yes, provide details and a copy of the applicable entity's controlling documents.

   _____________________________________________________________
   _____________________________________________________________

7. Is this policy being funded via a premium financing loan or    [ ] Yes [ ] No
   with funds borrowed, advanced or paid from another person or entity (including a loan against your home or other assets)?
   If yes, submit the Premium Financing Advisor Attestation and
   Premium Financing Client Disclosure forms.

   _____________________________________________________________
   _____________________________________________________________

8. Has the proposed insured had a life expectancy report or       [ ] Yes [ ] No
   evaluation done by an outside entity or company? If yes, explain why the expectancy report was obtained.

   _____________________________________________________________
   _____________________________________________________________

9. Has the owner previously sold or assigned, or is in the        [ ] Yes [ ] No
   process of selling or assigning a life insurance policy on the proposed insured to a life settlement, viatical or secondary market provider?
   If yes, provide details.

   _____________________________________________________________
   _____________________________________________________________


10. Reason for purchasing policy:

    a.  Accumulation                                              [ ] Yes [ ] No
    b.  Business Planning/Key Person                              [ ] Yes [ ] No
    c.  Charitable Giving                                         [ ] Yes [ ] No
    d.  Death Benefit Protection                                  [ ] Yes [ ] No
    e.  Estate Planning                                           [ ] Yes [ ] No
    f.  Retirement/Deferred Compensation                          [ ] Yes [ ] No
    g.  Other_________________________________                    [ ] Yes [ ] No

ICC16-59410                                                               7 of 8

N. PROPOSED INSURED UNDERWRITING INFORMATION

1. Is the proposed insured a U.S. citizen?                        [ ] Yes [ ] No

   If no, citizen of ____________________________

   Indicate visa type ___________________________

2. Does the proposed insured plan to travel or reside outside     [ ] Yes [ ] No
   the U.S. in the next two years? If yes, please complete a Foreign Travel Questionnaire.

3. Has the proposed insured within the last five years, or does   [ ] Yes [ ] No
   the proposed insured plan, within the next two years, to engage in piloting an aircraft (including gliders, ultralight vehicles, or any other type of airframe)? If yes, complete the Military and Aviation Statement.

4. Has the proposed insured within the last five years, or does   [ ] Yes [ ] No
   the proposed insured plan, within the next two years, to engage in skin diving (scuba or other), sky diving, mountain/rock climbing, horse racing, rodeo, bull fighting, bungee jumping, BASE jumping, canyoneering, combat sports (boxing, mixed martial arts or other), professional wrestling, extreme skiing/snowboarding, or motor sports?
   If yes, complete the Sports and Avocation Statement.

5. Is the proposed insured in the Armed Forces, National Guard,   [ ] Yes [ ] No
   or Reserves?
   If yes, complete the Military and Aviation Statement.

6. Has the proposed insured applied for insurance within the      [ ] Yes [ ] No
   last six months?
   If yes, provide details below (number of applications and face amounts, etc.).

   _____________________________________________________________
   _____________________________________________________________

7. Has the proposed insured applied for life insurance in the     [ ] Yes [ ] No
   past five years that was declined or rated? If yes, provide details below.

   _____________________________________________________________
   _____________________________________________________________

8. Has the proposed insured, within the past five years, been     [ ] Yes [ ] No
   convicted of a driving while intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation?
   If yes, provide dates and details below.

   _____________________________________________________________
   _____________________________________________________________

9. Except for traffic violations, has the proposed insured ever   [ ] Yes [ ] No
   been convicted of a misdemeanor or felony? If yes, provide dates and details below.

   _____________________________________________________________
   _____________________________________________________________

10. A. Has the proposed insured smoked cigarettes in the past 12 [ ] Yes [ ] No months?
    B. Has the proposed insured ever smoked cigarettes? If yes,   [ ] Yes [ ] No
       complete the table below.

    ----------------------------------------------------------------------------
                                                          Date last
    Current smoker  Past smoker   Packs per day  cigarette smoked (mm, dd, yy)
         [ ]            [ ]
    ----------------------------------------------------------------------------

    C. Has the proposed insured used tobacco or nicotine of any   [ ] Yes [ ] No
       kind, other than cigarettes, in any form, in the last 12 months?

    D. Has the proposed insured ever used tobacco or nicotine of [ ] Yes [ ] No any kind, other than cigarettes, in any form? If yes, complete the table below.

    ----------------------------------------------------------------------------
                                                                Date of
    What type    Current user    Past user    How much   last use (mm, dd, yy)
                      [ ]            [ ]
    ----------------------------------------------------------------------------

O. ADDITIONAL REMARKS

ICC16-59410                                                               8 of 8